Significant Accounting Policies (Details Textual) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Significant Accounting Policies (Textual)
Inventory write off	$ 2,211	$ 824	$ 287
Impairment losses
Provisions for estimated sales returns	346	396
Recognized reduction to revenues	2,030
Revenues from shipping	$ 768	719	931
Suboptimal exercise, Description	The computation of the suboptimal exercise multiple based on empirical studies, the early exercise factor of public companies is approximately 100% for employees and 150% for managers.
Monthly deposits rate	8.33%
Notional principal amount of hedging contracts	$ 8,636	8,453
Severance pay expenses	1,590	1,354	1,015
Fair vlaue of outstanding forward and option	3	30
Advertising costs	$ 526	283	437
Liability for uncertain tax positions, Description	The first step is to evaluate the tax position taken or expected to be taken in a tax return by determining if the weight of available evidence indicates that it is more likely than not that, on an evaluation of the technical merits, the tax position will be sustained on audit, including resolution of any related appeals or litigation processes. The second step is to measure the tax benefit as the largest amount that is more than 50% likely to be realized upon ultimate settlement.
Allowance for doubtful accounts	$ 0	0
Bad debt expenses	$ 216	$ 21	$ 0
Anti-dilutive excluded from calculation of diluted net earnings per share	1,498,503	762,152